PR ES O R TE D FI R ST -C LA SS M A IL U. S. P O ST AG E PA ID B AT O N R O UG E, L A PE R M IT N O . 9 84 Total Assets $4.1 Billion Deposits $3.6 Billion Locations 30 ATMs 40 $2.5 Million 4Q 2025 Earnings $(56.0) Million YTD2025 Earnings 130 Consecutive dividends paid and counting 91 Years in Banking Total Loans $2.1 Billion Member FDIC FIRST GUARANTY BANCSHARES, INC. 4th Quarter Report 2025 fgb.net | FI R ST G UA R A N TY B A N CS H A R ES , I N C. Po st O ffi ce B ox 2 00 9 H am m on d, L ou is ia na 7 04 04 -2 00 9 NASDAQ Symbol: FGBI We’re Social: Scan here or go to investors.fgb.net to visit our Investor Relations site. Have Questions? Vanessa Drew | InvestorRelations@fgb.net At A Glance (unaudited) FGB Branch Locations Abbeville, LA 799 West Summer Drive Alexandria, LA 1701 Metro Drive Amite, LA 632 West Oak Street Benton, LA 189 Burt Boulevard Bossier City, LA 4221 Airline Drive Bunkie, LA 1110 Shirley Drive Denham Springs, LA 2231 South Range Avenue Dubach, LA 117 East Hico Street Greensburg, LA 6151 Hwy. 10 Hammond, LA 2111 West Thomas Street Hammond, LA 400 East Thomas Street Hessmer, LA 2705 Main Street Homer, LA 401 North Second Street Independence, LA 455 West Railroad Avenue Jennings, LA 500 North Cary Avenue Kentwood, LA 301 Avenue F Marksville, LA 211 East Tunica Drive Moreauville, LA 10710 Highway 1 Oil City, LA 126 South Highway 1 Ponchatoula, LA 500 West Pine Street Vivian, LA 212 North Pine Street Walker, LA 29815 Walker Rd S Watson, LA 33818 Hwy. 16 Denton, TX 2209 W University Dr Fort Worth, TX 2001 N. Handley Ederville Road Garland, TX 603 W. Main St, #101 McKinney, TX 8951 Synergy Dr, #100 Waco, TX 7600 Woodway Drive Vanceburg, KY 15 Second Street Bridgeport, WV 1000 Jerry Dove Dr Suite #100

A Message to Our Shareholders Consolidated Balance Sheets (in thousands, except share data) Consolidated Statements of Income (in thousands, except share, per share data & percentages) Consolidated Statements of Income (in thousands, except share, per share data & percentages) Years Ended December 31, 2025 2024 (unaudited) Interest Income: Loans (including fees) $ 158,607 $ 190,382 Deposits with other banks 29,643 17,399 Securities (including FHLB stock) 25,029 13,925 Total Interest Income 213,279 221,706 Interest Expense: Demand deposits 49,590 65,331 Savings deposits 4,629 5,173 Time deposits 61,287 49,166 Borrowings 10,831 13,598 Total Interest Expense 126,337 133,268 Net Interest Income 86,942 88,438 Less: Provision for credit losses 81,729 20,034 Net Interest Income after Provision for Credit Losses 5,213 68,404 Noninterest Income: Service charges, commissions and fees 3,287 3,189 ATM and debit card fees 2,961 3,132 Net gains on sale of loans - 1,481 Net (losses) gains on sale of assets (524) 13,306 Other 2,752 3,631 Total Noninterest Income 8,476 24,739 Total Business Revenue, Net of Provision for Loan Losses 13,689 93,143 Noninterest Expense: Salaries and employee benefits 30,470 38,304 Occupancy and equipment expense 10,282 10,187 Goodwill Impairment 12,900 - Other 28,597 28,646 Total Noninterest Expense 82,249 77,137 (Loss) Income Before Income Taxes (68,560) 16,006 Less: (Benefit) Provision for income taxes (12,538) 3,558 Net (Loss) Income (56,022) 12,448 Less: Preferred stock dividends 2,328 2,329 (Loss) Income Available to Common Shareholders $(58,350) $10,119 Per Common Share: (Loss) Earnings $(4.17) $0.81 Cash dividends paid $0.04 $0.41 Book Value Per Common Share $12.23 $17.75 Weighted Average Common Shares Outstanding 13,985,460 12,501,035 Return on Average Assets -1.43% 0.34% Return on Average Common Equity -27.05% 4.58% Three-Months Ended December 31, 2025 2024 (unaudited) Interest Income: Loans (including fees) $35,300 $46,101 Deposits with other banks 8,356 5,652 Securities (including FHLB stock) 7,339 5,967 Total Interest Income 50,995 57,720 Interest Expense: Demand deposits 11,493 14,339 Savings deposits 973 1,245 Time deposits 15,682 16,517 Borrowings 2,606 3,042 Total Interest Expense 30,754 35,143 Net Interest Income 20,241 22,577 Less: Provision for credit losses 2,638 6,021 Net Interest Income after Provision for Credit Losses 17,603 16,556 Noninterest Income: Service charges, commissions and fees 772 846 ATM and debit card fees 695 780 Net gains on sale of loans - - Net (losses) gains on sale of assets (162) 62 Other 801 812 Total Noninterest Income 2,106 2,500 Total Business Revenue, Net of Provision for Loan Losses 19,709 19,056 Noninterest Expense: Salaries and employee benefits 6,721 7,866 Occupancy and equipment expense 2,432 2,831 Goodwill Impairment - - Other 7,637 7,191 Total Noninterest Expense 16,790 17,888 Income Before Income Taxes 2,919 1,168 Less: Provision for income taxes 469 158 Net Income 2,450 1,010 Less: Preferred stock dividends 582 582 Income Available to Common Shareholders $1,868 $428 Per Common Share: Earnings $0.12 $0.03 Cash dividends paid $0.01 $0.01 Weighted Average Common Shares Outstanding 15,357,735 12,504,717 Return on Average Assets 0.25% 0.10% Return on Average Common Equity 3.92% 0.76% Michael R. Mineer Chief Executive Officer/President First Guaranty Bancshares, Inc. Sincerely, Assets Cash and cash equivalents: Cash and due from banks $845,150 $563,778 Federal funds sold 551 430 Cash and cash equivalents 845,701 564,208 Interest-earning time deposits with banks 250 250 Investment securities: Available for sale, at fair value 676,592 281,097 Held to maturity, at cost and net of allowance for credit losses of $150 and $150 (estimated fair value of $268,094 and $251,458 respectively) 322,675 321,622 Investment securities 999,267 602,719 Federal Home Loan Bank stock, at cost 10,206 9,706 Loans, net of unearned income 2,069,802 2,693,780 Less: allowance for credit losses 40,755 34,811 Net loans 2,029,047 2,658,969 Premises and equipment, net 59,585 67,789 Goodwill - 12,900 Intangible assets, net 2,638 3,474 Other real estate, net 35,084 319 Accrued interest receivable 12,455 14,850 Other assets 84,088 37,544 Total Assets $4,078,321 $3,972,728 Liabilities and Shareholders’ Equity Deposits: Noninterest-bearing demand $414,604 $404,056 Interest-bearing demand 1,165,061 1,387,068 Savings 213,936 234,444 Time 1,839,276 1,450,692 Total deposits 3,632,877 3,476,260 Short-term advances from Federal Home Loan Bank Repurchase agreements - 7,119 - 7,009 Accrued interest payable 17,637 20,437 Long-term advances from Federal Home Loan Bank 135,000 135,000 Senior long-term debt 14,203 15,169 Junior subordinated debentures 29,805 44,745 Other liabilities 15,462 19,059 Total Liabilities 3,852,103 3,717,679 Shareholders’ Equity Preferred Stock, Series A - $1,000 par value 100,000 shares authorized; non-cumulative perpetual; 34,500 issued and outstanding, respectively 33,058 33,058 Common stock - $1 par value 100,600,000 shares authorized; 15,793,433 and 12,504,717 shares issued and outstanding 15,793 12,505 Surplus 170,621 149,389 Retained earnings 14,055 72,965 Accumulated other comprehensive (loss) income (7,309) (12,868) Total Shareholders’ Equity 226,218 255,049 Total Liabilities & Shareholders’ Equity $4,078,321 $3,972,728 December 31, 2025 2024 (unaudited) Dear Shareholders, First Guaranty made strong progress in the fourth quarter of 2025. We reduced nonperforming assets by $30.8 million from $126.3 million at September 30, 2025 to $95.5 million at December 31, 2025. We further reduced nonperforming assets in early January 2026 with the sale of a $7.0 million OREO property. First Guaranty generated positive earnings to our common shareholders of $1.9 million in the fourth quarter of 2025. This is an improvement as we previously recorded losses for the prior three quarters of 2025. We improved our risk weighted capital ratio 114 bps to 13.48% at December 31, 2025 from 12.34% at September 30, 2025. Net income for the fourth quarter of 2025 was $2.5 million. Net (loss) income for year of 2025 was a loss of $56.0 million. Earnings per common share were $0.12 for the fourth quarter of 2025 and a loss of $4.17 for the year ended December 31, 2025. The earnings loss for 2025 was driven primarily by losses in our loan portfolio. The provision for credit losses for the fourth quarter of 2025 was $2.6 million and was $81.7 million for the year. Loan charge-offs were $47.8 million for the fourth quarter of 2025 and $77.2 million for the year of 2025. Total loans at December 31, 2025 were $2.1 billion, a decrease of $624.0 million, or 23.2%, compared with December 31, 2024. The reduction in loans was part of our plan to reduce risk in the balance sheet. Total deposits were $3.6 billion at December 31, 2025, an increase of $156.6 million, or 4.5%, compared with December 31, 2024. The increase in deposits was part of our plan to increase balance sheet liquidity. We continue to move forward with our business strategy to reduce balance sheet risk, improve earnings, and grow capital. We plan to build on the progress achieved in 2025 as we move into the coming year. Please feel free to reach out to me with any questions. Additional information on our performance is located on our investor relations website.